                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)    June 19, 2008
                                                          ----------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

    KANSAS                           0-22760                   48-1099142
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(State or other jurisdiction      (Commission              (IRS Identification
     of incorporation)            File Number)                   Employer No.)

                   846 N. Mart-Way Court, Olathe, Kansas            66061
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                  (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (913) 647-0158
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Elecsys Corporation (the "Company") announced today that Dave Wakefield has been appointed the new President of its Radix Corporation subsidiary. Mr.
Wakefield previously served as the Vice President of International Business
Development of Radix. Jim Benson, the former President of Radix, will continue to serve as a technology and market consultant for Radix.

     The Company has entered into a letter  agreement  with Mr.  Wakefield,  the principle terms of which include:

     (i)  annual compensation consisting of a base salary of $130,000;

     (ii) a grant of 10,000 options to purchase the Company's common stock at an exercise  price equal to the  closing  market  price of the  Company's common stock on the date of grant (June 19, 2008) and vesting in equal parts on each of June 19 2009, 2010 and 2011;

     (iii) an annual bonus based  primarily on  profitability  goals approved by the Company's Board of Directors; and

     (iv) participation in all of the Company's employee benefit programs.

A press release announcing the appointment of Mr. Wakefield is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

       (c)        EXHIBITS. The following exhibits are filed herewith:

       99.1       Press Release dated June 23, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  June 23, 2008            ELECSYS CORPORATION

                                 By:   /s/ Todd A. Daniels
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                                       Todd A. Daniels
                                       Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number            Description
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       99.1               Press release dated June 23, 2008